UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 25, 2004

Axesstel, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-28135	91-1982205
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6305 Lusk Boulevard, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 625-1500

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
99.1	March 22, 2004 Press Release by Axesstel, Inc.

99.2	Transcript of Conference Call held March 22, 2004

Item 12. Results of Operations and Financial Condition.

On March 22, 2004, Axesstel, Inc. (the “Company”) issued a press release concerning its earnings for the fiscal year-ended December 31, 2003. On March 22, 2004, the Company held a conference call to discuss the contents of the earnings release. Pursuant to SEC Release No. 33-8216, the press release and transcript are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axesstel, Inc.

Date: March 25, 2004	By:	/s/ HONG JOON CHOUGH
Hong Joon Chough
Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	March 22, 2004 Press Release by Axesstel, Inc.

99.2	Transcript of Conference Call held March 22, 2004

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